                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K/A

                           Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 5, 2000


                 TECHNOLOGY FUNDING SECURED INVESTORS II
           ----------------------------------------------------
          (Exact name of Registrant as specified in its charter)

                      Commission File No. 0-16683

          California                            94-3034262
-------------------------------     ----------------------------- ----
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
incorporation or organization)

2000 Alameda de las Pulgas, Suite 250
San Mateo, California                                            94403
---------------------------------------                       --------
(Address of principal executive offices)                     (Zip Code)

                              (650) 345-2200
             --------------------------------------------------
            (Registrant's telephone number, including area code)

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Item 7.  Exhibits

	Exhibit No.     Description
     -----------     -----------

16 Letter from KPMG LLP dated September 20, 2000.




                        SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Technology Funding Secured Investors II

                        By:  Technology Funding Inc.
                             Managing General Partner

Date:  September 21, 2000  By: /s/ Charles R. Kokesh
                               ---------------------
                                   Charles R. Kokesh
                                   President, Chief Executive Officer,
                                   Chief Financial Officer and Chairman
                                   of Technology Funding Inc.

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                                  Exhibit 16


                       [LETTERHEAD OF KPMG LLP]


September 20, 2000


United States Securities and
 Exchange Commission
Washington, DC 20549

Re:	Technology Funding Secured Investors II

Ladies and Gentlemen:

We were previously principal accountants for Technology Funding Secured Investors II and, under date of March 29, 2000, we reported on the financial statements of Technology Funding Secured Investors II as of and for the years ended December 31, 1999 and 1998. On September 1, 2000, we resigned. We have read Technology Funding Secured Investors II's statements included under Item 4 of its Form 8-K dated September 12, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with Item 4(a)(iii).

Very truly yours,

/s/ KPMG LLP
------------
    KPMG LLP